Supplement dated May 5, 2004 to Prospectus/Proxy Statement
                     Dated February 20, 2004 regarding the:


Acquisition of the Assets of:                        By and in Exchange for the Shares of:

Orchard DJIASM Index Fund                            Maxim S&P 500 Index(R) Portfolio
Orchard S&P 500 Index(R) Fund                        Maxim S&P 500 Index(R) Portfolio
Orchard Nasdaq-100 Index(R) Fund                     Maxim S&P 500 Index(R) Portfolio
Orchard Index 600 Fund                               Maxim Index 600 Portfolio

each a series of:                                    each a series of:

Orchard Series Fund                                  Maxim Series Fund, Inc.
8515 E. Orchard Road                                 8515 E. Orchard Road
Greenwood Village, Colorado 80111                    Greenwood Village, Colorado 80111
(303) 737-3000                                       (303) 737-3000


The officers of Orchard Series Fund ("Orchard") have been advised that currently there are not sufficient shareholder votes with respect to the acquisition of the assets of the Orchard S&P 500 Index(R) Fund by Maxim S&P 500 Index(R) Portfolio and Orchard Index 600 Fund by Maxim S&P 600 Portfolio. Consequently, Orchard intends to make further arrangements to solicit by telephone the voting instructions of shareholders of the Orchard S&P 500 Index(R) and Orchard Index 600 Funds. All costs associated with the telephone solicitation will be borne by GW Capital Management, LLC (investment adviser to Orchard) or one of its affiliates.

                                    IMPORTANT
                  YOUR VOTING INSTRUCTIONS ARE URGENTLY NEEDED

                               ORCHARD SERIES FUND
                              8515 E. Orchard Road
                        Greenwood Village, Colorado 80111
                                 (303) 737-3000

                            NOTICE OF ADJOURNMENT OF
                         SPECIAL MEETING OF SHAREHOLDERS

Dear Shareholders:

We recently mailed you information concerning a Special Meeting of Shareholders that was originally scheduled to be held on March 29, 2004, for the purpose of considering and voting on an Agreement and Plan of Reorganization (the "Plan") pursuant to which four funds of Orchard Series Fund ("Acquired Funds") will be merged into two portfolios of Maxim Series Fund, Inc. ("Acquiring Portfolios"), as well as any other business that may properly come before the meeting or an adjournment thereof. The meeting was adjourned until April 22, 2004, and again until April 28, 2004, due to an insufficient number of shareholder votes received. This is to notify you that the meeting has been further adjourned so that we may continue to solicit votes from shareholders. The meeting has been rescheduled and will be held at 10:00 a.m., Mountain Time, on June 1, 2004, at the offices of Orchard Series Fund, 8515 E. Orchard Road, Greenwood Village, Colorado (the "Meeting").

The approval or disapproval of the Plan is subject to the approval of shareholders of each Acquired Fund, voting separately. The vote required to approve or disapprove the Plan as to some of the Acquired Funds was not obtained at the March 29, 2004 meeting or at the adjournments thereof held on April 22, 2004 and April 28, 2004, and in each case, the meeting was duly adjourned to a later date to permit further solicitation of voting instructions. As to each Acquired Fund, approval of the Plan requires the lesser of (1) the vote of 67% or more of the shares of the Acquired Fund represented at the Meeting at which the holders of more than 50% or more of the outstanding shares of the Acquired Fund are present or represented by proxy, or (2) the vote of the holders of more than 50% of the outstanding shares of the Acquired Fund. As of April 28, 2004, there were sufficient votes to approve the Plan with respect to the merger of the Orchard DJIASM Index Fund and the merger of the Orchard Nasdaq-100 Index(R) Fund into the Maxim S&P 500 Index(R) Portfolio.

Currently, however, there are not sufficient shareholder votes with respect to the proposed merger of the Orchard S&P 500 Index(R) Fund into the Maxim S&P 500 Index(R) Portfolio or the proposed merger of the Orchard Index 600 Fund into the Maxim S&P 600 Portfolio, although in each case more that 80% of the shares voted as of April 28, 2004 were voted in favor of the proposal. Consequently, we intend to make further arrangements to solicit by telephone the voting instructions of shareholders of the Orchard S&P 500 Index(R) and Orchard Index 600 Funds. All costs associated with the telephone solicitation will be borne by GW Capital Management, LLC (investment adviser to Orchard) or one of its affiliates.

Your Board of Trustees unanimously recommends that you vote in favor of each proposal.

                  YOUR VOTING INSTRUCTIONS ARE URGENTLY NEEDED

Every vote counts. Any additional solicitations are costly and time-consuming. We urge you to register your vote today.

For your convenience, please use one of the following methods to register your vote:

1. To vote by phone, please call us toll-free at 1-800-888-4952 at any time before June 1, 2004, between the hours of 8:00 a.m. and 5:00 p.m., Mountain Time, Monday through Friday.

2. Simply return your executed Voting Instruction Card in the postage-paid envelope that was provided so that we will receive it by June 1, 2004.

In addition to the information that we recently mailed you concerning the March 29, 2004 Special Meeting of Shareholders, we are also enclosing for your consideration the following documents:

o Annual Report to Shareholders of Maxim S&P 500 Index(R) Portfolio for the fiscal year ended December 31, 2003, filed with the SEC on February 26, 2004, accession no. 0000356476-04-000024; and

o Annual Report to Shareholders of Maxim Index 600 Portfolio for the fiscal year ended December 31, 2003, filed with the SEC on February 26, 2004, accession no. 0000356476-04-000013.

You may revoke your voting instructions at any time before they are exercised by the subsequent execution and submission of revised instructions, by giving written notice of revocation to the undersigned at any time before the proxy is exercised, by calling us toll-free at 1-800-888-4952, or by voting in person at the Meeting.

Subject to shareholder approval, the closing for the proposed fund mergers is expected to occur on or before June 30, 2004, or such later date as may be determined by the officers of Maxim or Orchard. If the Plan is approved by shareholders as to some, but not all, of the Acquired Funds, at Maxim's election, the Plan may (but is not required) be consummated as to those Acquired Funds for which the Plan has been so approved.

         If you have any questions, please call us toll-free at 1-800-888-4952.

                                                     Sincerely,



                                                     Beverly A. Byrne
                                                     Secretary

                                                     Greenwood Village, Colorado
                                                     May 5, 2004

Enclosures